Exhibit 99.9

SUBORDINATION AGREEMENT

This SUBORDINATION AGREEMENT (this “Agreement”), dated as of May 28, 2008, is by and between BAJA MARINE CORPORATION, a Delaware corporation (“Subordinated Creditor”), and REGIONS BANK, an Alabama chartered bank, in its capacity as Lender (“Lender”).

RECITALS

A. Fountain Powerboat Industries, Inc. (“Parent”), Fountain Powerboats, Inc. (“Fountain”), Fountain Dealers’ Factory Store, Inc. (“Dealer”) and Lender have entered into a First Amended and Restated Loan Agreement dated November 16, 2007 (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”), pursuant and subject to the terms and conditions of which Lender has made and agreed to make loans and other financial accommodations to Fountain. Borrower, Parent, Fountain and Dealer shall hereafter be referred to collectively as “Credit Parties.”

B. Parent, Fountain, Dealer and Lender have entered into the Dealer Floor Plan and Security Agreement dated September 28, 2007 (as amended, modified, supplemented or restated from time to time, the “Floor Plan”), pursuant and subject to the terms and conditions of which Lender has made and agreed to make loans and other financial accommodations to Dealer.

C. Parent has guaranteed the payment and performance of the obligations of Fountain and Dealer to Lender under the Loan Agreement and the Floor Plan, respectively, pursuant to the terms thereof.

D. Baja by Fountain, Inc. (“Borrower”), is a wholly-owned subsidiary of Parent and an affiliate of Fountain and Dealer. Borrower has guaranteed the payment and performance of the obligations of Fountain and Dealer to Lender under the Loan Agreement and the Floor Plan, respectively, pursuant to the Guaranty Agreement of even date herewith (the “Baja Guaranty”) made by Borrower in favor of Lender. Borrower has received and will receive material and substantial direct and indirect benefits from the loans and other financial accommodations provided to Fountain and Parent under the Loan Agreement and to Dealer and Parent under the Floor Plan.

E. To secure its obligations under the Baja Guaranty, Borrower has entered into a Security Agreement of even date herewith (the “Baja Security Agreement”) in favor of Lender.

F. Pursuant to that certain Asset Purchase Agreement of even date herewith (the “Purchase Agreement”), Subordinated Creditor sold all of its interests in certain assets to Borrower as described therein in exchange for the Secured Subordinated Promissory Note of Borrower dated the date hereof (the “Subordinated Note”) and the Security Agreement dated as of the date hereof between Borrower and Subordinated Creditor (the “Subordinated Security Agreement”).

G. Subordinated Creditor has received and will receive material and substantial direct and indirect benefits in exchange for this Agreement.

H. Parent has guaranteed the payment and performance of the obligations of Borrower to Subordinated Creditor under the Subordinated Note pursuant to the Subordinated Note as evidenced by its signature thereon (the “Subordinated Guaranty”).

H. One of the conditions to Lender’s consent to the Purchase Agreement, the Subordinated Note, the Subordinated Security Agreement and the Subordinated Guaranty is that this Agreement shall have been executed and delivered with respect to the Subordinated Note, the Subordinated Security Agreement and the Subordinated Guaranty.

NOW THEREFORE, the parties hereto hereby agree as follows:

1. Recitals and Definitions.

1.1 Recitals. The Recitals set forth above are acknowledged by the parties hereto to be true and correct and are incorporated herein by this reference.

1.2 Definitions. As used herein, the following terms shall have the following meanings:

“Bankruptcy Code” shall mean Chapter 11 of Title 11 of the United States Code, as amended from time to time, any successor statute, and all rules and regulations promulgated thereunder.

“Commitments” shall mean all commitments of Lender under the Loan Agreement to lend money to or for the benefit of any Credit Party.

“Lien” shall mean any mortgage, deed of trust, pledge, assignment, lien, charge, encumbrance or security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement.

“Loan Documents” shall mean, collectively, the “Loan Documents,” as such term is defined in the Loan Agreement, the “Credit Documents,” as such term is defined in the Floor Plan, the Baja Guaranty and the Baja Security Agreement.

“Maximum Senior Indebtedness Amount” shall mean $25,000,000.

“Paid in Full” shall mean with respect to the Senior Indebtedness the full performance and satisfaction, and payment in full in cash, of all Senior Indebtedness (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted), the termination of all Commitments and the termination of the Loan Agreement and the Floor Plan, each in accordance with its terms.

“Person” shall mean any individual, firm, corporation, limited liability company, business enterprise, trust, association, joint venture, partnership,

government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Proceeding” shall mean any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors or other proceeding for the liquidation, dissolution or other winding up of the Credit Parties or their properties (including, without limitation, any such proceeding under the Bankruptcy Code).

“Senior Collection Action” shall mean any judicial proceeding or other action initiated by Lender against the Credit Parties to collect the Senior Indebtedness, to foreclose the Senior Liens or otherwise to enforce the rights of Lender under the Senior Debt Documents or applicable law with respect to the Senior Indebtedness.

“Senior Debt Documents” shall mean the Loan Agreement, the Floor Plan and the other Loan Documents, all as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Senior Default” shall mean any “Default” or “Event of Default,” as such terms are defined in the Loan Agreement and/or the Floor Plan.

“Senior Indebtedness” shall mean all obligations, liabilities and indebtedness of every nature of each Credit Party and each other Person from time to time owed to Lender under the Senior Debt Documents, including interest, principal and all fees, costs and expenses now and from time to time hereafter owing, due or payable, whether before or after the commencement of a Proceeding, together with any amendments, modifications, renewals or extensions thereof to the extent not prohibited by the terms of this Agreement and any interest accruing thereon after the commencement of a Proceeding, whether or not allowed in such Proceeding; provided that the outstanding principal amount of all such obligations, liabilities and indebtedness shall not exceed the Maximum Senior Indebtedness Amount.

“Senior Liens” shall mean all Liens now or hereafter granted to Lender, for the benefit of Lender, to secure the Senior Indebtedness.

“Subordinated Collection Action” shall mean (i) any acceleration of the Subordinated Indebtedness, (ii) except to the extent permitted under Section 2.3(d), to file or initiate, or to join with other Persons in filing or initiating, a Proceeding against any Credit Party other than to file proofs of claims in connection with any Proceeding, so long as no conflict is created with respect to the terms of this Agreement and the priority of the Senior Indebtedness herein established, (iii) to foreclose the Subordinated Liens or (iv) any judicial proceeding or other action initiated or taken by Subordinated Creditor, or by Subordinated Creditor in concert with other Persons, against any Credit Party to collect the Subordinated Indebtedness or otherwise to enforce the rights of

Subordinated Creditor under the Subordinated Debt Documents or applicable law with respect to the Subordinated Indebtedness, so long as no conflict is created with respect to the terms of this Agreement and the priority of the Senior Indebtedness herein established.

“Subordinated Debt Documents” shall mean the Subordinated Note, the Subordinated Guaranty, the Subordinated Security Agreement and all other documents, instruments and agreements executed and delivered by any Credit Party, Subordinated Creditor or any other Person evidencing, governing the terms of repayment of or otherwise pertaining to Subordinated Indebtedness, all as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Subordinate Default” shall mean any “Event of Default,” as such term is defined in the Subordinated Note.

“Subordinated Indebtedness” shall mean all obligations, liabilities and indebtedness of every nature of each Credit Party and each other Person from time to time owed to Subordinated Creditor in respect of the Subordinated Note and the Subordinated Debt Documents, together with all accrued and unpaid interest thereon and all fees, costs and expenses now and from time to time hereafter owing, due or payable in connection with any of the foregoing, whether before or after the commencement of a Proceeding or a Subordinated Collection Action.

“Subordinated Liens” shall mean all Liens now or hereafter granted to Subordinated Creditor to secure the Subordinated Indebtedness.

“Subordinated Securities” shall mean any securities of any Credit Party issued in connection with a Proceeding, the payment of which is junior or otherwise subordinated, at least to the extent provided in this Agreement, to the payment of all Senior Indebtedness and to the payment of all securities issued in exchange therefor to the holders of the Senior Indebtedness.

2. Subordination of the Subordinated Indebtedness to the Senior Indebtedness.

2.1 Subordination of Payment. Upon the terms and conditions contained in this Agreement the payment of any and all of the Subordinated Indebtedness hereby expressly is subordinated to the prior payment in full in cash of the Senior Indebtedness.

2.2 Payment Restrictions.

(a) Notwithstanding any provision of the Subordinated Debt Documents to the contrary, except as expressly set forth in this Agreement, no payment of any principal, interest, fees, costs, expenses or any other amount due with respect to the Subordinated Indebtedness shall be made, and Subordinated Creditor shall not exercise any right of set-off or recoupment with respect to any Subordinated Indebtedness, until all of the Senior Indebtedness is Paid in Full.

(b) The Credit Parties may make payments of accrued and unpaid interest due or past due upon the Subordinated Note and the Subordinated Guaranty as and when such payments become due in accordance with the terms thereof, and Subordinated Creditor may receive and retain such payments, unless at the time of, or as the result of any such payment:

(i) either:

(A) a Credit Party is then in default in (x) the payment when due of any Senior Indebtedness (including any payment that has become due by reason of acceleration or in the event of a Proceeding) or (y) any financial covenant set forth in the Senior Debt Documents; or

(B) (x) a Credit Party is then otherwise in default with respect to any Senior Indebtedness (other than as described in clause (A) above), (y) by reason of such default Lender or the holder or holders of such Senior Indebtedness (or a trustee on their behalf) are by its terms entitled to accelerate the payment of such Senior Indebtedness with notice or the passage of time and (z) written notice of such default, specifying that it is a “Payment Blockage Notice,” has been given to a Credit Party, as the case may be, by Lender;

and

(ii) the default or defaults referred to in the foregoing clause (i), and the consequences thereof, have not been effectively waived or cured and continue to exist.

Any period during which the conditions described in the foregoing clauses (i) and (ii) exist is referred to herein as a “Payment Blockage Period.” During any Payment Blockage Period, no payments shall be made by Borrower upon the Subordinated Note or by Parent upon the Subordinated Guaranty to Subordinated Creditor (except as provided in Section 2.3).

(c) If all Senior Defaults have been cured or waived, any payment of interest on the Subordinated Note which is not made as a result of the restrictions contained in this Section 2.2 may be made subject to continued compliance with the restrictions contained in this Section 2.2.

2.3 Proceedings. In the event of any Proceeding,

(a) all Senior Indebtedness first shall be Paid in Full before any payment of or with respect to the Subordinated Indebtedness shall be made, other than any payment consisting of Subordinated Securities;

(b) any payment which, but for the terms hereof, otherwise would be payable or deliverable in respect of the Subordinated Indebtedness (other than Subordinated Securities) shall be paid or delivered directly to Lender together with any necessary endorsement in respect thereof (to be held and/or applied by Lender in accordance with the terms of the Senior Debt Documents) until all Senior Indebtedness is Paid in Full, and Subordinated Creditor irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliveries and further irrevocably authorizes and empowers Lender to demand, sue for, collect and receive every such payment or distribution;

(c) Subordinated Creditor expressly and irrevocably agrees to execute and deliver to Lender or its representative all such further instruments requested by Lender confirming the authorization referred to in the foregoing clause (b);

(d) nothing contained herein shall prohibit Subordinated Creditor from joining any Proceeding once commenced by other creditors of a Credit Party not in concert with Subordinated Creditor; provided that in any such Proceeding, Subordinated Creditor shall exercise his rights with respect to the Subordinated Debt Documents in a manner consistent with this Agreement and the priority of the Senior Indebtedness herein established;

(e) Subordinated Creditor expressly and irrevocably consents to, and expressly and irrevocably agrees not to oppose, contest or object to, (i) any financing provided by Lender to the Credit Parties after the commencement of such Proceeding provided the aggregate principal amount of all Senior Indebtedness at the commencement of such Proceeding plus the amount of such financing does not exceed the Maximum Senior Indebtedness Amount and (ii) the granting by the Credit Parties to Lender of first priority Liens on the Credit Parties’ property and assets in connection with any such financing;

(f) If the Subordinated Creditor fails to file any proofs of claim with respect to the Subordinated Indebtedness, Subordinated Creditor agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Indebtedness requested by Lender in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints Lender Subordinated Creditor’s agent and attorney-in-fact (i) to execute, verify, deliver and file such proofs of claim upon the failure of Subordinated Creditor to do so at least 5 Business Days prior to the bar date for filing such proofs of claim and (ii) to vote such proofs of claim in any such Proceeding upon the failure of Subordinated Creditor to do so at least 5 Business Days before the expiration of the time to vote any such claim.

2.4 Incorrect Payments. If any payment not permitted under Section 2.2 is received by Subordinated Creditor on account of the Subordinated Indebtedness (other than Subordinated Securities) before all Senior Indebtedness is Paid in Full, such payment shall not be commingled with any asset of Subordinated Creditor, shall be held in trust by Subordinated Creditor for the benefit of Lender and shall be paid over to Lender, or its designated representative, for application (in accordance with the Senior Debt Documents) to the payment of the Senior Indebtedness then remaining unpaid, until all of the Senior Indebtedness is Paid in Full, whereupon the rights of Subordinated

Creditor against the Credit Parties shall be the same as though the payments so paid over or recovered had never been made by such Credit Party.

2.5 Sale, Transfer. Subordinated Creditor shall not sell, assign, dispose of or otherwise transfer all or any portion of the Subordinated Indebtedness unless, prior to the consummation of any such action, the transferee thereof executes and delivers to Lender an agreement substantially identical to this Agreement, providing for the continued subordination and forbearance of the Subordinated Indebtedness to the Senior Indebtedness as provided herein and for the continued effectiveness of all of the rights of Lender arising under this Agreement. Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment, disposition or other transfer of all or any portion of the Subordinated Indebtedness, and the terms of this Agreement shall be binding upon the successors and assigns of Subordinated Creditor, as provided in Section 11 below. Subordinated Creditor hereby agrees that at the request of any current or future holder of any Permitted Liens (as defined in the Loan Agreement), Subordinated Creditor will execute and deliver a subordination and standstill agreement, provided the same is not more restrictive of the rights of Subordinated Creditor than this Agreement.

2.6 Restriction on Action by Subordinated Creditor.

(a) Until the Senior Indebtedness is Paid in Full and notwithstanding anything contained in the Subordinated Debt Documents or the Senior Debt Documents to the contrary, Subordinated Creditor shall not agree to any amendment or modification of, or supplement to, the Subordinated Debt Documents as in effect on the date hereof.

(b) Until the Senior Indebtedness is Paid in Full, Subordinated Creditor shall not take any Subordinated Collection Actions, except that upon the commencement of a Proceeding and the acceleration of the Senior Indebtedness, Subordinated Creditor may accelerate the Subordinated Indebtedness.

2.7 Actions by Lender. Nothing contained in this Agreement shall be deemed to restrict or limit the right of Lender to extend additional financing to any Credit Party or any of their respective subsidiaries or affiliates, to increase the Senior Indebtedness or the rate of interest payable thereon or to agree to any amendment or modification of, or supplement to, the Senior Debt Documents or to take any Senior Collection Action, except that, without the prior written consent of Subordinated Creditor, Lender shall not agree to any amendment or modification of, or supplement to, the Senior Debt Documents as in effect on the date hereof, the effect of which is to increase the principal amount of the Senior Indebtedness to an amount in excess of the Maximum Senior Indebtedness Amount. Notwithstanding the foregoing, without the prior written consent of Subordinated Creditor, in no event shall Lender enter into any amendment or other modification of the Senior Debt Documents if the effect of any such amendment or other modification is to increase the aggregate obligations in respect of the Senior Indebtedness in excess of the Maximum Senior Indebtedness Amount by the imposition of any bank fees (excluding expenses to which the Lender is entitled to reimbursement in accordance with the Senior Debt Documents as in effect on the date hereof) greater than $2,500,000 in any calendar year. Lender shall give Subordinated Creditor notice of any amendment, modification or supplement to the Senior Debt Documents. Subordinated Creditor hereby consents to any such amendment, modification or supplement permitted hereunder and agrees that the subordination effective hereby shall continue in full force and effect notwithstanding any such permitted amendment, modification or supplement or any failure of Lender to give Subordinated Creditor notice of any such permitted amendment, modification or supplement.

2.8 Subrogation. Subject to the payment in full in cash of all Senior Indebtedness and the termination of the Commitments, Subordinated Creditor shall be subrogated to the rights of Lender to receive payments or distributions of assets of the Credit Parties applicable to the Senior Indebtedness until the principal of, and interest and premium, if any, on, and all other amounts payable in respect of the Subordinated Indebtedness shall be paid in full in cash. For purposes of such subrogation, no payment or distribution to Lender under the provisions hereof to which Subordinated Creditor would have been entitled but for the provisions of this Agreement, and no payment pursuant to the provisions of this Agreement to Lender by Subordinated Creditor, as between the Credit Parties and their creditors other than Lender, shall be deemed to be a payment by the Credit Parties to or on account of the Senior Indebtedness. Notwithstanding the foregoing provisions of this Section 2.8, the holders of the Subordinated Indebtedness shall have no claim against Lender for any impairment of any subrogation rights herein granted to the holders of the Subordinated Indebtedness.

2.9 Legend. Until the Senior Indebtedness is Paid in Full, the Subordinated Note and the Subordinated Security Agreement at all times shall contain in a conspicuous manner the following legend:

The obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement (the “Subordination Agreement”) dated as of May 28, 2008 among Fountain Powerboat Industries, Inc, Baja by Fountain, Inc., Fountain Powerboats, Inc., Fountain Dealers’ Factory Store, Inc., Baja Marine Corporation, and Regions Bank. Each holder hereof, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement.

2.10 Subordination of Liens. Subordinated Creditor hereby subordinates all the Subordinated Liens to the Senior Liens. Lender shall not owe any duty to Subordinated Creditor as a result of or in connection with any Subordinated Liens, including without limitation any marshalling of assets or protection of the rights or interests of Subordinated Creditor. Lender shall have the exclusive right to manage, perform and enforce the underlying terms of the Senior Debt Documents and each other document, instrument and agreement executed from time to time in connection therewith (collectively, the “Senior Security Documents”) relating to the assets of the Credit Parties and to exercise and enforce its rights according to its discretion. Subordinated Creditor waives all rights to affect the method or challenge the appropriateness of any action taken in a commercially reasonable manner by Lender in connection with Lender’s enforcement of its rights under the Senior Security Documents. Only Lender shall have the right to restrict permit, approve or disapprove the sale, transfer or other disposition of the assets of the Credit Parties. As between Lender and Subordinated Creditor, the terms of this Agreement shall govern even if all or part of the Senior Liens are avoided, disallowed, set aside or otherwise invalidated. Nothing contained in the Subordinated Debt Documents shall operate to defeat, render invalid, or impair the priority and seniority of the Senior Liens to the Subordinated Liens.

3. Continued Effectiveness of this Agreement. The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of Subordinated Creditor and Lender arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by (a) any amendment or modification of or supplement to any of the Senior Debt Documents or any of the Subordinated Debt Documents unless in violation of Section 2.7, and Subordinated Creditor hereby irrevocably consents to, and waives any claim Subordinated Creditor may have against Lender or any Credit Party as a result of, any amendment, modification or supplement of any Senior Debt Documents unless in violation of Section 2.7; (b) the validity or enforceability of any of such documents; or (c) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Indebtedness or the Subordinated Indebtedness or any of the instruments or documents referred to in clause (a) above. The Senior Indebtedness shall continue to be treated as Senior Indebtedness and the provisions of this Agreement shall continue to govern the relative rights and priorities of the holders of Senior Indebtedness and Subordinated Creditor even if all or part of the Senior Liens are subordinated, set aside, avoided or disallowed in connection with any Proceeding (or if all or part of the Senior Indebtedness is subordinated, set aside, avoided or disallowed in connection with any Proceeding as a result of the fraudulent conveyance or fraudulent transfer provisions under the Bankruptcy Code or under any state fraudulent conveyance or fraudulent transfer statute or if any interest accruing on the Senior Indebtedness following the commencement of such Proceeding is otherwise disallowed) and this Agreement shall be reinstated if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness or any representative of such holder.

4. Representations and Warranties. Subordinated Creditor hereby represents and warrants to Lender as follows:

4.1 Binding Agreement. This Agreement, when executed and delivered, will constitute the valid and legally binding obligation of Subordinated Creditor enforceable against Subordinated Creditor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

4.2 No Conflicts. Subordinated Creditor is the current owner and holder of the Subordinated Note free and clear of any Liens. No provisions of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on Subordinated Creditor or affecting the property of Subordinated Creditor conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of this Agreement. No pending or, to the best of Subordinated Creditor’s knowledge, threatened, litigation, arbitration or other proceedings if adversely determined would in any way prevent the performance by Subordinated Creditor of the terms of this Agreement.

5. Representations and Warranties by Lender. Lender hereby represents and warrants to Subordinated Creditor as follows:

5.1 Binding Agreement. This Agreement, when executed and delivered, will constitute the valid and legally binding obligation of Lender enforceable against Lender in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

5.2 No Conflicts. Lender is the current owner and holder of the Senior Indebtedness free and clear of any Liens.

6. Cumulative Rights, No Waivers. Each and every right, remedy and power granted to Lender hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein, in the Loan Agreement and the other Senior Debt Documents or in the Subordinated Debt Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by Lender, from time to time, concurrently or independently and as often and in such order as Lender may deem expedient. Any failure or delay on the part of Lender in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Lender’s right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of Lender’s rights hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

7. Modification. Any modification, termination or waiver of any provision of this Agreement, or any consent to any departure by any party hereto therefrom, shall not be effective in any event unless the same is in writing and signed by Lender and Subordinated Creditor and then such modification, termination, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any party hereto in any event not specifically required of the other party hereunder shall not entitle any party hereto to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

8. Additional Documents and Actions. Subordinated Creditor, from time to time, after the execution and delivery of this Agreement, upon the reasonable request of Lender and at the expense of the Credit Parties, promptly will execute and deliver such further documents and do such further acts and things as Lender reasonably may request in order to effect fully the purposes of this Agreement.

9. Notices. Any notice or request under this Agreement shall be given to any party hereto at such party’s address set forth beneath such party’s signature on the signature page hereto, or at such other address as such party may hereafter specify in a notice given in the manner required under this Section 9. Any such notice or request shall be given only by, and shall be deemed to have been received upon: (a) registered or certified mail, return receipt requested, on the date on which such notice or request is received as indicated in such return receipt, (b) delivery by a nationally recognized overnight courier, one (1) Business Day after deposit with such courier, or (c) facsimile or electronic transmission, in each case upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), as applicable.

10. Severability. In the event that any provision of this Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby, all of which shall remain in full force and effect, and the affected term or provision shall be modified to the minimum extent permitted by law so as to achieve most fully the intention of this Agreement.

11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of Lender and Subordinated Creditor.

12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument. This Agreement may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts. Each party to this Agreement agrees that such party will be bound by such party’s own facsimile signature and that such party accepts the facsimile signature of each other party.

13. Defines Rights of Creditors. The provisions of this Agreement are solely for the purpose of defining the relative rights of Subordinated Creditor and Lender and shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation, the Credit Parties.

14. Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Debt Documents, the Loan Agreement or the other Senior Debt Documents, the provisions of this Agreement shall control and govern. For purposes of this Section 13, to the extent that any provisions of any of the Subordinated Debt Documents provide rights, remedies and benefits to Lender that exceed the rights, remedies and benefits provided to Lender under this Agreement, such provisions of the applicable Subordinated Debt Documents shall be deemed to supplement (and not to conflict with) the provisions hereof.

15. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

16. Termination. This Agreement shall terminate when the Senior Indebtedness is Paid in Full or at such earlier time as Lender and Subordinated Creditor may agree.

17. Default Notices. Subordinated Creditor shall notify Lender if any Subordinate Default occurs under the Subordinated Debt Documents within ten days after such Subordinate Default occurs. Lender shall notify Subordinated Creditor if any Senior Default occurs under the Senior Debt Documents within ten days after such Senior Default occurs.

18. No Contest of Liens. Notwithstanding anything to the contrary in Section 2.10, (a) Subordinated Creditor will not at any time contest the validity, perfection, priority or enforceability of the Senior Liens and (b) Lender will not at any time contest the validity, perfection or enforceability of the Subordinated Liens. The provisions of this Agreement shall apply regardless of any invalidity, unenforceability or lack of perfection of the Senior Liens or the Subordinated Liens.

19. Governing Law; Jurisdiction; Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina without giving effect to its choice of law provisions that would result in the application of the laws of a different jurisdiction. Any judicial proceeding against Subordinated Creditor or the Credit Parties with respect to this Agreement may be brought in any federal or state court of competent jurisdiction located in the Mecklenburg County, North Carolina. By execution and delivery of this Agreement, Subordinated Creditor and the Credit Parties each (a) accepts the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby, (b) waives personal service of process, (c) agrees that service of process upon such person may be made by certified or registered mail, return receipt requested, pursuant to Section 8 hereof, and (d) waives any objection to jurisdiction and venue of any action instituted hereunder and agrees not to assert any defense based on lack of jurisdiction, venue, convenience or forum non conveniens. Nothing shall affect the right of Lender or Subordinated Creditor to serve process in any manner permitted by law or shall limit the right of Lender to bring proceedings against Subordinated Creditor or the Credit Parties in the courts of any other jurisdiction having jurisdiction. Each of Lender, Subordinated Creditor, and each Credit Party acknowledges that they participated in the negotiation and drafting of this Agreement and that, accordingly, none of them shall move or petition a court construing this Agreement to construe it more stringently against one party than against any other.

20. Waiver of Right to Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

21. Senior Debt Documents; Reliance. Subordinated Creditor has received and reviewed a copy of the Senior Debt Documents, has been advised by counsel in connection with the negotiation and execution of this Agreement and is not relying upon any oral representations or statements inconsistent with the terms and provisions hereof. Subordinated Creditor acknowledges that (i) Subordinated Creditor has benefited and will benefit from the execution, delivery and performance by Borrower under the Purchase Agreement, the Subordinated Note and the Subordinated Security Agreement, (ii) the consent of Lender to the Purchase Agreement, the Subordinated Note and the Subordinated Security Agreement constitutes valuable consideration to Subordinated Creditor, (iii) this Agreement is intended to be an inducement to Lender to consent to the Purchase Agreement, the Subordinated Note and the Subordinated Security Agreement and (iv) Lender is relying on the subordination and other provisions of this Agreement in permitting the Borrower and the Parent to enter into the Purchase Agreement, the Subordinated Note and the Subordinated Security Agreement. The parties hereto agree that any Default (as defined in the Subordinated Security Agreement) and any Event of Default (as defined in the Subordinated Note) shall constitute an immediate Event of Default under the Loan Agreement and the Floor Plan.

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IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be executed as of the date first above written.

SUBORDINATED CREDITOR:	BAJA MARINE CORPORATION

	By:	/s/ Richard C. Stone
	Name:	Richard C. Stone
	Title:	President

Address:
2601 Sea Ray Boulevard Knoxville, TN 37914

Telephone: 865-971-6517
Fax: 865-971-6467

LENDER:	REGIONS BANK

	By:	/s/ Thomas Elkins
	Name:	Thomas Elkins
	Title:	Senior Vice President

Address:
6805 Morrison Boulevard, Suite 250 Charlotte, NC 28211

Telephone: 704.770.3616
Fax: 704.362.7372

Each of the undersigned parties hereby (a) consents to the foregoing Subordination Agreement by and between Baja Marine Corporation and Regions Bank, and (b) acknowledges and agrees with the provisions thereof including the last sentence of Section 21 of the foregoing Subordination Agreement.

PARENT:	FOUNTAIN POWERBOAT INDUSTRIES, INC.

	By:	/s/ Reginald M. Fountain, Jr.
	Name:	Reginald M. Fountain, Jr.
	Title:	Chairman, Chief Executive Officer and President

BORROWER:	BAJA BY FOUNTAIN, INC.

	By:	/s/ Reginald M. Fountain, Jr.
	Name:	Reginald M. Fountain, Jr.
	Title:	Chairman, Chief Executive Officer and President

Signature Page to Subordination Agreement

FOUNTAIN:	FOUNTAIN POWERBOATS, INC.

	By:	/s/ Reginald M. Fountain, Jr.
	Name:	Reginald M. Fountain, Jr.
	Title:	Chairman, Chief Executive Officer and President

DEALER:	FOUNTAIN DEALERS’ FACTORY STORE, INC.

	By:	/s/ Reginald M. Fountain, Jr.
	Name:	Reginald M. Fountain, Jr.
	Title:	Chairman, Chief Executive Officer and President

Signature Page to Subordination Agreement